EXECUTION COPY

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GENESYS S.A.

and

THE BANK OF NEW YORK

                                                                        As Depositary

and

OWNERS AND BENEFICIAL OWNERS OF

AMERICAN DEPOSITARY RECEIPTS

Deposit Agreement

Dated as of February 12, 2001

Amended and Restated as of March 11, 2005

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TABLE OF CONTENTS

ARTICLE 1.

DEFINITIONS

SECTION 1.1.

American Depositary Shares.

SECTION 1.2.

Beneficial Owner.

SECTION 1.3.

Commission.

SECTION 1.4.

Company.

SECTION 1.5.

Custodian.

SECTION 1.6.

Deliver; Surrender.

SECTION 1.7.

Deposit Agreement.

SECTION 1.8.

Depositary; Corporate Trust Office.

SECTION 1.9.

Deposited Securities.

SECTION 1.10.

Dollars; Euro; €.

SECTION 1.11.

Foreign Registrar.

SECTION 1.12.

Owner.

SECTION 1.13.

Receipts.

SECTION 1.14.

Registrar.

SECTION 1.15.

Restricted Securities.

SECTION 1.16.

Securities Act.

SECTION 1.17.

Shares.

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS.

SECTION 2.1.

Form and Transferability of Receipts.

SECTION 2.2.

Deposit of Shares.

SECTION 2.3.

Execution and Delivery of Receipts.

SECTION 2.4.

Registration of Transfer of Receipts; Combination and Split-up of Receipts.

SECTION 2.5.

Surrender of Receipts and Withdrawal of Shares.

SECTION 2.6.

Limitations on Execution and Delivery, Registration of Transfer and Surrender of Receipts.

SECTION 2.7.

Lost Receipts, etc.

SECTION 2.8.

Cancellation and Destruction of Surrendered Receipts.

SECTION 2.9.

Pre-Release of Receipts.

SECTION 2.10.

Maintenance of Records.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS.

SECTION 3.1.

Filing Proofs, Certificates and Other Information.

SECTION 3.2.

Liability of Owner for Taxes.

SECTION 3.3.

Warranties on Deposit of Shares.

SECTION 3.4.

Disclosure of Interests.

ARTICLE 4.

THE DEPOSITED SECURITIES.

SECTION 4.1.

Cash Distributions.

SECTION 4.2.

Distributions Other Than Cash, Shares or Rights.

SECTION 4.3.

Distributions in Shares.

SECTION 4.4.

Rights.

SECTION 4.5.

Conversion of Foreign Currency.

SECTION 4.6.

Fixing of Record Date.

SECTION 4.7.

Voting of Shares.

SECTION 4.8.

Changes Affecting Deposited Securities.

SECTION 4.9.

Reports.

SECTION 4.10.

Lists of Owners.

SECTION 4.11.

Withholding.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE COMPANY.

SECTION 5.1.

Maintenance of Office and Transfer Books by the Depositary.

SECTION 5.2.

Prevention or Delay in Performance by the Depositary or the Company.

SECTION 5.3.

Obligations of the Depositary, the Custodian and the Company.

SECTION 5.4.

Resignation and Removal of the Depositary.

SECTION 5.5.

The Custodians.

SECTION 5.6.

Notices and Reports.

SECTION 5.7.

Distribution of Additional Shares, Rights, etc.

SECTION 5.8.

Indemnification.

SECTION 5.9.

Charges of Depositary.

SECTION 5.10.

Retention of Depositary Documents.

SECTION 5.11.

Exclusivity.

SECTION 5.12.

List of Restricted Securities Owners.

ARTICLE 6.

AMENDMENT AND TERMINATION.

SECTION 6.1.

Amendment.

SECTION 6.2.

Termination.

ARTICLE 7.

MISCELLANEOUS.

SECTION 7.1.

Counterparts.

SECTION 7.2.

No Third Party Beneficiaries.

SECTION 7.3.

Severability.

SECTION 7.4.

Owners and Beneficial Owners as Parties; Binding Effect.

SECTION 7.5.

Notices.

SECTION 7.6.

Submission to Jurisdiction; Appointment of Agent for Service of Process.

SECTION 7.7.

Governing Law.

DEPOSIT AGREEMENT

DEPOSIT AGREEMENT dated as of February 12, 2001, as amended and restated as of March 11, 2005 among GENESYS S.A., a société anonyme organized under the laws of The Republic of France with its registered office at L’Acropole, 954-980 Avenue Jean Mermoz, 34000 Montpellier, France (herein called the Company), THE BANK OF NEW YORK, a New York banking corporation (herein called the Depositary), and all Owners and Beneficial Owners (as each such term is hereinafter defined) from time to time of American Depositary Receipts issued hereunder.

W I T N E S S E T H:

WHEREAS, the Company desires to provide, as hereinafter set forth in this Deposit Agreement (as hereinafter defined), for the deposit of Shares (as hereinafter defined) from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Deposit Agreement, for the creation of American Depositary Shares (as hereinafter defined) representing the Shares so deposited and for the execution and delivery of American Depositary Receipts (as hereinafter defined) evidencing the American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Deposit Agreement, it is agreed by and among the parties hereto as follows:

ARTICLE 1.

DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

SECTION 1.1.

American Depositary Shares.

The term "American Depositary Shares" shall mean the securities representing the interests in the Deposited Securities and evidenced by the Receipts issued hereunder.  Each American Depositary Share shall represent the number of Shares specified in Exhibit A annexed hereto, until there shall occur a distribution upon Deposited Securities covered by Section 4.3 or a change in Deposited Securities covered by Section 4.8 with respect to which additional Receipts are not executed and delivered, and thereafter each American Depositary Share shall represent the amount of Shares or Deposited Securities specified in such Sections.

SECTION 1.2.

Beneficial Owner.

The term "Beneficial Owner" shall mean each person owning from time to time any beneficial interest in the American Depositary Shares evidenced by any Receipt.

SECTION 1.3.

Commission.

The term "Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

SECTION 1.4.

Company.

The term "Company" shall mean Genesys S.A., a société anonyme organized under the laws of The Republic of France with its registered office at L’Acropole, 954-980 Avenue Jean Mermoz, 34000 Montpellier, France, and its successors.

SECTION 1.5.

Custodian.

The term "Custodian" shall mean, as of the date hereof, the designated offices of Société Générale, 32, Rue Du Champ de Tir, Nantes, France, as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation that may hereafter be appointed by the Depositary pursuant to the terms of Section 5.5 as substitute or additional custodian or custodians hereunder, and the terms "Custodian(s)" and "Custodian", as the context shall require, shall also mean all of them, collectively.

SECTION 1.6.

Deliver; Surrender.

(a)

The term "deliver" or its noun form, when used with respect to Receipts, shall mean (i) one or more book-entry transfers of American Depositary shares to an account or accounts at The Depository Trust Company ("DTC") designated by the person entitled to such delivery or (ii) if requested by the person entitled to such delivery, to delivery at the Corporate Trust Office of the Depositary of one or more Receipts.

(b)

The term "surrender," when used with respect to Receipts, shall mean (i) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary or (ii) surrender to the Depositary at its Corporate Trust Office of one or more Receipts.

SECTION 1.7.

Deposit Agreement.

The term "Deposit Agreement" shall mean this Deposit Agreement, as the same may be amended from time to time in accordance with the provisions hereof and all instruments supplemental thereto.

SECTION 1.8.

Depositary; Corporate Trust Office.

The term "Depositary" shall mean The Bank of New York, a New York banking corporation and any successor as depositary hereunder pursuant to Section 5.4.  The term "Corporate Trust Office," when used with respect to the Depositary, shall mean the office of the Depositary, which at the date of this Agreement is 101 Barclay Street, New York, New York 10286.

SECTION 1.9.

Deposited Securities.

The term "Deposited Securities" as of any time shall mean Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.5.

SECTION 1.10.

Dollars; Euro; €.

The term "Dollars" shall mean United States dollars.  The term "Euro" or "€" shall mean the official currency of the member states of the European Monetary Union.

SECTION 1.11.

Foreign Registrar.

The term "Foreign Registrar" shall mean the accredited financial intermediary in France appointed as agent of the Company for the transfer and registration of Shares or any successor as registrar for the Shares.

SECTION 1.12.

Owner.

The term "Owner" shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

SECTION 1.13.

Receipts.

The term "Receipts" shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares as the same may be amended from time to time in accordance with the provisions of this Deposit Agreement.

SECTION 1.14.

Registrar.

The term "Registrar" shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed by the Depositary to register Receipts and transfers of Receipts as herein provided.

SECTION 1.15.

Restricted Securities.

The term "Restricted Securities" shall mean Shares, Deposited Securities or American Depositary Shares representing such Shares that (i) are acquired directly or indirectly from the Company or any affiliate (as defined in Rule 144 under the Securities Act) of the Company in a transaction or chain of transactions not involving any public offering or which are subject to resale limitations under Regulation D under the Securities Act or both, or (ii) are held by an officer, director (or persons performing similar functions) or other affiliate of the Company, or (iii) are subject to other restrictions on sale or deposit under the laws of the United States or The Republic of France, or under a shareholder agreement or the statuts of the Company.

SECTION 1.16.

Securities Act.

The term "Securities Act" shall mean the United States Securities Act of 1933, as from time to time amended.

SECTION 1.17.

Shares.

The term "Shares" shall mean ordinary shares of the Company, either (i) in bearer form (titres au porteur, i.e., shares registered in a share account maintained by an accredited financial intermediary on behalf of such holder, including the Custodian) or (ii) in registered form (titres nominatifs, i.e., shares that are registered in the Company's shareholders' accounts maintained by the Company or the Foreign Registrar), in either case as permitted by French law from time to time, heretofore validly issued, subscribed and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares or hereafter validly issued, subscribed and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares, and shall include evidence of rights to receive Shares; provided, however, that, if there shall occur any change in nominal value, a split-up or consolidation or any other reclassification or, upon the occurrence of an event described in Section 4.8, an exchange or conversion in respect of the Shares of the Company, the term "Shares" shall thereafter also mean the successor securities resulting from such change in nominal value, split-up or consolidation or such other reclassification or such exchange or conversion.

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS.

SECTION 2.1.

Form and Transferability of Receipts.

Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar shall have been appointed, countersigned by the manual signature of a duly authorized officer of the Registrar.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered.  Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement or with any provision of the Company's statuts or French law as may be reasonably required by the Depositary or required to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange or market upon which American Depositary Shares may be traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of the State of New York; provided, however, that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes and neither the Depositary nor the Company shall have any obligation or be subject to any liability under this Deposit Agreement to any holder of a Receipt unless such holder is the Owner thereof.

SECTION 2.2.

Deposit of Shares.

Any person may, subject to the terms and conditions of this Deposit Agreement, deposit Shares or, to the extent permitted by Section 2.9, evidence of rights to receive Shares, by delivering them to the Custodian by electronic transfer for the account of the Depositary, pursuant to appropriate instructions for transfer in a form satisfactory to the Custodian, together with all such certifications as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts evidencing the number of American Depositary Shares representing the Shares so deposited.  No Shares shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by the governmental body in The Republic of France, if any, that is then performing the function of the regulation of currency exchange or that has jurisdiction over foreign investment or regulates foreign ownership of French companies.

If required by the Depositary, Shares presented for deposit at any time, whether or not the shareholders' accounts of the Company or the Foreign Registrar are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Depositary or the Custodian with respect to such Shares of any dividend, or right to subscribe for additional Shares or to receive other property that any person in whose name the Shares are or have been registered may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request and risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive documents with respect to the Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such documents to the Custodian for deposit hereunder.

Upon each delivery to the Custodian of documents with respect to Shares to be deposited under this Agreement, together with the other documents specified above, the Custodian shall, as soon as practicable, present any evidence of ownership that was delivered to it to the Company or its agent for the registration and transfer of the Shares being deposited in the name of the Depositary or its nominee or the Custodian or its nominee at the expense of the person making the deposit (or for whose benefit the deposit was made) and shall obtain evidence satisfactory to it of that registration.  The Company or its agent for registration and transfer of Shares, in the case of Shares in registered form, or the Custodian, in the case of Shares in bearer form, will, upon request of the Depositary, issue or cause to be issued written confirmations of the holdings of Shares, but those confirmations will not constitute documents of title.

The Depositary may hold deposited Shares in the name of the Depositary in a share account maintained by the Company or its agent (Shares in registered form) or in an account maintained by the Custodian (Shares in bearer form).

As long as the Depositary holds any Shares pursuant to this Deposit Agreement, the Depositary shall ensure that at least one Share is owned in the name of the Depositary and one Share is owned in the name of the Custodian, each in registered form.  All other Shares may be held either in registered or in bearer form as permitted by the laws of The Republic of France and the statuts of the Company as in effect from time to time.

SECTION 2.3.

Execution and Delivery of Receipts.

Upon receipt by the Custodian of any deposit pursuant to Section 2.2 (and in addition, if the shareholders' accounts of the Company or the Foreign Registrar or the transfer books of the Custodian, if applicable, are open, the Depositary may in its sole discretion require a proper acknowledgment or other evidence from the Company, or the Foreign Registrar or the Custodian, as applicable, that any Deposited Securities have been recorded upon the books of the Company or the Foreign Registrar or the Custodian, as applicable, in the name of the Depositary or its nominee or such Custodian or its nominee), together with the other documents required as specified herein, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby.  Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.  Upon receiving such notice from such Custodian, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver, to or upon the order of the person or persons entitled thereto, a Receipt or Receipts, registered in the name or names and evidencing any authorized number of American Depositary Shares requested by such person or persons, but only upon payment to the Depositary of the fees of the Depositary for the execution and delivery of such Receipt or Receipts as provided in Section 5.9, and of all taxes and governmental charges and fees, if any, payable in connection with such deposit and the transfer of the Deposited Securities.

SECTION 2.4.

Registration of Transfer of Receipts; Combination and Split-up of Receipts.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers of Receipts on its transfer books, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America.  Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary shall ensure that it has on hand at all times a sufficient supply of Receipts to meet the demand for transfer.

The Depositary may appoint, upon at least 20 days notice to the Company, one or more co-transfer agents reasonably acceptable to the Company for the purpose of effecting registrations of transfer, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

SECTION 2.5.

Surrender of Receipts and Withdrawal of Shares.

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in Section 5.9 and payment of all taxes and governmental charges, if any, payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Company's statuts and the Deposited Securities, the Owner of such Receipt shall be entitled to the transfer, to an account in the name of such Owner or such name as shall be designated by such Owner maintained by the Company or the Foreign Registrar for registration and transfer of Shares in the case of Shares in registered form, or maintained by an accredited financial institution in the case of Shares in bearer form, of the amount of whole Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt.  Such delivery shall be made, as hereinafter provided, without unreasonable delay.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be transferred to an account in the name of such Owner or such name as shall be designated by such Owner maintained by the Company or the Foreign Registrar for registration and transfer of Shares in the case of Shares in registered form, or maintained by an accredited financial institution in the case of Shares in bearer form.  Thereupon, the Depositary shall, in its discretion, subject to Sections 2.6, 3.1 and 3.2, and to the other terms and conditions of this Deposit Agreement and the Company's statuts, effect, or direct the Custodian to effect, such transfer of the amount of whole Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, or of any proceeds of sale of any dividends, distributions or rights that may at the time be held by the Depositary.

At the request, risk and expense of any Owner so surrendering a Receipt, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash or other property (other than rights) comprising, and forward a certificate or certificates and other proper documents of title, if any, for, or otherwise deliver the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

The Depositary shall not accept the surrender of American Depositary Shares for the purpose of withdrawal of any fraction of a Deposited Security.  If a Receipt surrendered for the purpose of withdrawal evidences American Depositary Shares representing any fraction of a Deposited Security, the Depositary shall effect delivery, as hereinabove provided, of the whole number of Deposited Securities represented thereby and shall use its reasonable efforts to sell the aggregate of fractional Deposited Securities resulting from surrenders of American Depositary Shares and shall distribute the proceeds of those sales, net of the fees of the Depositary, the expenses of the sales and any taxes or governmental charges, to the persons who surrendered American Depositary Shares representing those fractions of Deposited Securities in the manner and subject to the conditions set forth in Section 4.1.

SECTION 2.6.

Limitations on Execution and Delivery, Registration of Transfer and Surrender of Receipts.

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or withdrawal of any Deposited Securities, the Company, Depositary, Custodian or Registrar may require payment from the depositor of Shares or the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.6.

The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, the registration of transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Company, the Depositary or any Registrar are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or the statuts of the Company or for any other reason, subject to the provisions of the following sentence.  The surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended except as permitted in General Instruction I(A)(1) to Form F-6 (as the same may be amended from time to time) under the Securities Act, which currently permits suspension only in connection with (i) temporary delays caused by closing the transfer books of the Depositary or the Company (or the appointed agent for the Company for the registration of transfer of such Shares) or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares that would be required to be registered under the provisions of the Securities Act for the public offer and sale thereof in the United States unless a registration statement is in effect as to such Shares for such offer and sale.  The Depositary shall comply with the reasonable written instructions from the Company requesting that the Depositary not accept for deposit hereunder any Shares or rights reasonably identified in such instructions in order to facilitate the Company's compliance with United States securities laws or the laws of any state of the United States or the laws of The Republic of France.

SECTION 2.7.

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt.  Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

SECTION 2.8.

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary and may not be reissued.  The Depositary is authorized to destroy Receipts so cancelled, subject to Section 2.10.

SECTION 2.9.

Pre-Release of Receipts.

Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.3, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.2 (a "Pre-Release").  The Depositary may, pursuant to Section 2.5, deliver Shares upon the receipt and cancellation of Receipts that have been Pre-Released, whether or not such a cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release shall be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to be delivered (the "Pre-Releasee"), that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash, U.S. government securities, or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days' notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as the result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set Dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners under this Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of such Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including such Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

SECTION 2.10.

Maintenance of Records.

The Depositary agrees to maintain or cause its agents to maintain records of all Receipts surrendered and Deposited Securities withdrawn under Section 2.5, substitute Receipts delivered under Section 2.7, and of cancelled or destroyed Receipts under Section 2.8, in keeping with procedures ordinarily followed by stock transfer agents located in The City of New York or as required by the laws or regulations governing the Depositary.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS.

SECTION 3.1.

Filing Proofs, Certificates and Other Information.

Any person presenting Shares for deposit or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, payment of applicable French or other taxes or governmental charges or legal or beneficial ownership or such information relating to the registration of the Shares on the books of the Company or the Foreign Registrar, if applicable, and to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or the Company may reasonably require upon written request to the Depositary.  The Depositary agrees to forward any such requests to the Owners.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties are made pertaining to such Receipt.

The Depositary shall from time to time advise the Company of the availability of any such proofs, certificates or other information and shall provide copies thereof to the Company as promptly as practicable upon request by the Company, unless such disclosure is prohibited by law.

SECTION 3.2.

Liability of Owner for Taxes.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented by any Receipt, such tax or other governmental charge shall be payable by the Owner of such Receipt to the Depositary.  The Depositary may refuse to effect any transfer of such Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner of such Receipt shall remain liable for any deficiency.

SECTION 3.3.

Warranties on Deposit of Shares.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that such Shares are not, and American Depositary Shares representing such Shares would not be, Restricted Securities.  Such representations and warranties shall survive the deposit of Shares and delivery of Receipts.

SECTION 3.4.

Disclosure of Interests.

Notwithstanding any other provisions of this Deposit Agreement, each Owner and Beneficial Owner agrees to comply with the Company's statuts, as they may be amended from time to time, and the laws of The Republic of France, if applicable, with respect to any disclosure requirements regarding ownership of Shares, all as if American Depositary Shares were, for this purpose, the number of Shares represented thereby.

In order to facilitate compliance with those notification requirements, an Owner or Beneficial Owner of Receipts may deliver any notification to the Depositary with respect to a number of Shares represented by American Depositary Shares evidenced by such Receipts, and the Depositary shall, as soon as practicable, forward such notification to the Company and, if applicable, Euronext Paris S.A. or any other authorities in The Republic of France that the Owner or Beneficial Owner is obligated to notify.

ARTICLE 4.

THE DEPOSITED SECURITIES.

SECTION 4.1.

Cash Distributions.

Whenever the Depositary or the Custodian shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, as promptly as practicable after its receipt of such dividend or distribution, subject to the provisions of Section 4.5, convert such dividend or distribution into Dollars and distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.9) to the Owners entitled thereto as of the record date fixed pursuant to Section 4.6, in proportion to the number of American Depositary Shares held by them respectively; provided, however, that in the event that the Company (or an agent of the Company), the Custodian or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owners of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  Any fractional amounts shall be rounded to the nearest whole cent and distributed to Owners entitled thereto.  The Company or its agent, the Custodian or the Depositary or its agent will remit to the appropriate governmental authority or agency in The Republic of France all amounts withheld and owing to such authority or agency.  The Depositary shall forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental authorities or agencies, and the Depositary or the Company or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of Receipts.

SECTION 4.2.

Distributions Other Than Cash, Shares or Rights.

Subject to the provisions of Sections 4.11 and 5.9, whenever the Depositary or the Custodian shall receive any distribution other than a distribution described in Section 4.1, 4.3 or 4.4, the Depositary shall, as promptly as practicable, cause the securities or property received by the Depositary or the Custodian to be distributed to the Owners entitled thereto, as of the record date fixed pursuant to Section 4.6, in proportion to the number of American Depositary Shares held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act in order to be distributed to Owners or Beneficial Owners) the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with the Company, adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees of the Depositary as provided in Section 5.9 and any expenses in connection with such sale) shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash pursuant to Section 4.1.  The Depositary may withhold any distribution of securities under this Section 4.2 if it has not received reasonably satisfactory assurances from the Company that such distribution does not require registration under the Securities Act.

SECTION 4.3.

Distributions in Shares.

Subject to applicable United States and French law, and to the other terms of this Deposit Agreement, if the holders of Shares are granted the option to receive dividends on such Shares in the form of cash or additional Shares, the Depositary, upon consultation with and approval of the Company, may, and at the request of the Company shall, as promptly as practicable, make such option available to any Owner to whom it determines the granting of such option to be lawful and feasible.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and at the request of the Company shall, distribute as promptly as practicable to the Owners of outstanding Receipts entitled thereto as of the record date fixed pursuant to Section 4.6, in proportion to the number of American Depositary Shares held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of fees of the Depositary as provided in Section 5.9.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares corresponding to the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.1.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent its proportional share of the additional Shares distributed upon the Deposited Securities represented thereby.  The Depositary may withhold any distribution of Receipts under this Section 4.3 if it has not received satisfactory assurances from the Company that distribution does not require registration under the Securities Act.

SECTION 4.4.

Rights.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion, after consultation with the Company, as to the procedure to be followed in making such rights available to any Owners, including the distribution of warrants or other instruments therefor, or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary determines that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may, and at the request of the Company shall, distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary (as promptly as practicable after receipt of such notice) that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.2 of this Deposit Agreement, and shall, pursuant to Section 2.3 of this Deposit Agreement, execute and deliver Receipts to such Owner; provided, however, that in the case of a distribution pursuant to the second paragraph of this Section, such deposit shall be made, and depositary shares shall be delivered, under depositary arrangements that provide for issuance of depositary receipts subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under applicable United States laws.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may, and at the request of the Company shall, use its reasonable efforts to sell the rights in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully and feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.9, any expenses in connection with such sale and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.  Such proceeds shall be distributed as in the case of a distribution in cash pursuant to Section 4.1.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from or not subject to registration under the Securities Act with respect to a distribution to Owners or are registered under the provisions of such Act.  If an Owner of Receipts requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from or not subject to such registration requirements, it being understood that the Company shall have no obligation to furnish any such opinion.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

Notwithstanding any terms of this Deposit Agreement to the contrary, the Company shall have no obligation to prepare and file a registration statement for any purpose.

SECTION 4.5.

Conversion of Foreign Currency.

Whenever the Depositary shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted as promptly as practicable, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed as promptly as practicable to the Owners entitled thereto or, if the Depositary shall have distributed any rights, warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such rights, warrants and/or instruments upon surrender thereof for cancellation.  Such distribution or conversion may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9.

If such conversion or distribution with regard to one or more Owners can be effected only with the approval or license of any government or agency thereof, the Depositary shall file, as promptly as practicable, such application for approval or license, if any; provided, however, that the Depositary and the Custodian shall be entitled to rely upon French local counsel in such matters, which counsel be instructed to act as promptly as practicable; provided, further, that the Company shall not be obligated to make any such filing.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not, in whole or in part, convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof that is required for such conversion is denied or in the reasonable opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may either:

(i)

distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or

(ii)

make the conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and:

(A)

distribute the balance of the foreign currency received by the Depositary to, or

(B)

hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

SECTION 4.6.

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary gives effect to a change in the number of Shares that correspond to each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, or whenever for any administrative purpose the Depositary deems it necessary or convenient in respect of any matter to do so, the Depositary shall fix a record date (which shall, to the extent practicable, be the same as any corresponding record date fixed by the Company or, if different, shall be fixed after consultation with the Company) (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof, (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) responsible for any charge assessed by the Depositary pursuant to this Deposit Agreement, (b) for fixing the date on or after which each American Depositary Share will represent the changed number of Shares or (c) to facilitate the administrative purpose for which the record date was set.  Subject to the provisions of Sections 4.1 through 4.5 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively and to give voting instructions and to act in respect of any other such matter.

SECTION 4.7.

Voting of Shares.

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, if requested in writing by the Company (but without prejudice to the right of Owners hereunder to receive information, copies of reports and notices made generally available by the Company to holders of its Shares and furnished by the Company to the Depositary for this purpose), the Depositary shall, as soon as practicable thereafter, mail to the Owners (a) a copy or summary in English of the notice of such meeting sent by the Company to the Depositary pursuant to Section 5.6, (b) a statement that the Owners as of the close of business on a record date established by the Depositary pursuant to Section 4.6 will be entitled, subject to any applicable provisions of French law, the statuts of the Company and the Deposited Securities to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by such Owner's American Depositary Shares, (c) copies or summaries in English of any materials or other documents provided by the Company for the purpose of enabling such Owner to give such instructions, (d) a voting instruction card prepared by the Depositary and the Company and (e) a statement as to the manner in which voting instructions may be given to the Depositary, including an express indication that such instructions may be given or deemed given, in accordance with the following paragraph, if no instruction is received or if the Depositary receives improperly completed voting instructions or a blank proxy, and setting forth the date established by the Depositary for the receipt of such instructions (the "Receipt Date").  Voting instructions may be given only in respect of a number of American Depositary Shares representing an integral number of Shares.

Upon receipt by the Depositary of properly completed voting instructions, on or before the Receipt Date, the Depositary shall either, in its discretion, vote such Deposited Securities in accordance with such instructions or forward such instructions to the Custodian, and the Custodian shall endeavor, insofar as practicable and permitted under any applicable provisions of French law, the statuts of the Company and the Deposited Securities, to vote or cause to be voted the Deposited Securities in accordance with any nondiscretionary instructions set forth in such request. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities, other than in accordance with such instructions or deemed instructions. If the Depositary receives improperly completed voting instructions or receives a blank proxy or does not receive instructions from an Owner with respect to any of the Shares or other Deposited Securities on or before the Receipt Date, the Depositary will, insofar as permitted under any applicable provisions of French law, the statuts of the Company and the Deposited Securities, deem such Owner to have instructed the Depositary to give a proxy to a person designated by the Company to vote such Deposited Securities in favor of the resolutions presented or approved by the board of directors of the Company and against any other resolution not so presented or approved.  The Company shall designate a person to vote such Deposited Securities, as provided in the preceding sentence, in accordance with French law.

The Depositary will not charge any fees to the Owners in connection with the foregoing transactions to enable any Owner to exercise its voting rights under this Deposit Agreement.

Notwithstanding anything in this Deposit Agreement to the contrary, the Depositary and the Company may, upon notice to all Owners, modify, amend or adopt additional voting procedures from time to time as they determine may be necessary or appropriate to comply with French or United States law or the statuts of the Company.

SECTION 4.8.

Changes Affecting Deposited Securities.

In circumstances where the provisions of Section 4.3 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities that shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth also represent the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may with the Company's approval, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

Immediately upon the occurrence of any such change, conversion or exchange covered by this Section in respect of the Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and, if such change affects Owners' holdings of American Depositary Shares, as soon as practicable after receipt of such notice from the Company, the Depositary shall give notice thereof to all Owners.

SECTION 4.9.

Reports.

The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports, notices and other communications, including any proxy soliciting material, received from the Company that are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary shall also send to the Owners copies of such reports, notices and other communications when furnished by the Company pursuant to Section 5.6.  Any such reports, notices and other communications, including any such proxy solicitation material furnished to the Depositary by the Company shall be furnished in English to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

SECTION 4.10.

Lists of Owners.

As promptly as practicable after receiving a request from the Company, the Depositary shall furnish to the Company a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

SECTION 4.11.

Withholding.

In connection with any distribution to Owners, the Company or its agent will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Company or such agent and owing to such governmental authority or agency by the Company or such agent; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required under applicable law to be withheld and remitted by the Depositary or the Custodian and owing to such authority or agency by the Depositary or the Custodian.  The Depositary shall forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental authorities or agencies.  In the event that the Depositary determines that any distribution in property other than cash (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge that the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively, all in accordance with applicable provisions of this Deposit Agreement.

The Depositary agrees to use reasonable efforts to follow the procedures established, or that may be established, by the French Treasury to enable eligible United States resident Owners and Beneficial Owners of Receipts to qualify for a reduced withholding tax rate of 15%, if available at the time dividends are paid, or any other reduced withholding tax rate then available, to recover any excess French withholding taxes initially withheld or deducted with respect to dividends and other distributions to such Owners and Beneficial Owners, and to receive any payment in respect of the avoir fiscal for which such Owners and Beneficial Owners may be eligible from the French Treasury.

Upon request of any Owner, the Depositary will provide to that Owner a copy of the forms promulgated from time to time by the French tax authorities for the purposes set forth in the preceding paragraph, including, if applicable, French Treasury Form RF 1A EU No. 5052, together with any related instructions.  The Depositary shall arrange for the filing as promptly as practicable with the French tax authorities of all such forms completed by and returned in sufficient time so that such forms may be filed by December 31 of the year following the calendar year in which the related dividend is paid.  Upon receipt by the Depositary or the Custodian of any resulting remittance, the Depositary shall distribute to the Owners entitled thereto, as soon as practicable, the proceeds thereof in Dollars in accordance with Sections 4.1. and 4.5.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE COMPANY.

SECTION 5.1.

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners and the Company, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts.

The Depositary may close the transfer books, with notice to the Company when other than in the ordinary course of business, at any time or from time to time when deemed expedient by it in connection with the performance of its duties hereunder or at the request of the Company, but any closing of the transfer books will be subject to the provisions of Section 2.6 that limit the suspension of the withdrawal of Deposited Securities.

If the American Depositary Shares are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or, upon at least 20 days' prior notice to the Company, appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges.  Such Registrar or co-registrars may be removed and a substitute or substitutes appointed by the Depositary upon at least 20 days' prior notice to the Company.

The Company shall have the right, upon reasonable request, to inspect the transfer and registration records of the Depositary relating to the Receipts, to take copies thereof and to require the Depositary and any co-registrars to supply copies of such portions of such records as the Company may reasonably request.

SECTION 5.2.

Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act) shall incur any liability to any Owner or Beneficial Owner if, by reason of any provision of any present or future law or regulation of the United States, The Republic of France or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the statuts of the Company or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Company or any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act) shall be prevented or forbidden from, or delayed in or be subject to any civil or criminal penalty on account of, doing or performing any act or thing that by the terms of this Deposit Agreement it is provided shall be done or performed; nor shall the Depositary nor the Company nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act) incur any liability to any Owner or Beneficial Owner by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing that by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement or the statuts of the Company.  Where, by the terms of a distribution pursuant to Sections 4.1, 4.2, or 4.3 of this Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of this Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.3.

Obligations of the Depositary, the Custodian and the Company.

The Company and its directors, employees, agents and controlling persons (as defined under the Securities Act) assume no obligation nor shall they be subject to any liability under this Deposit Agreement to Owners or Beneficial Owners, except that the Company agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

The Depositary and its directors, employees, agents and controlling persons (as defined under the Securities Act) assume no obligation nor shall they be subject to any liability under this Deposit Agreement to any Owner or Beneficial Owner of any Receipt (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that the Depositary agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents and controlling persons (as defined under the Securities Act) shall be under any obligation to appear in, prosecute, or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts on behalf of any Owner, Beneficial Owner or other person, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents and controlling persons (as defined under the Securities Act) shall be liable for any action or nonaction by them in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or any other person, in each case provided such person is believed by it in good faith to be competent to give such advice or information.

Each of the Depositary, the Company and their respective directors, employees, agents and controlling persons (as defined under the Securities Act) may rely and shall be protected in acting upon any written notice, request, direction or other document believed by such person in good faith to be genuine and to have been signed or presented by the proper party or parties.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or omission to act is in good faith.

No disclaimer of liability under the Securities Act is intended by any provision of this Deposit Agreement.

SECTION 5.4.

Resignation and Removal of the Depositary.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary by the Company and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Company by 120 days' prior written notice of such removal, to become effective upon the later of (i) the 120th day after delivery of the notice to the Depositary or (ii) the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use reasonable efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts.  Any such successor depositary shall promptly mail notice of its appointment to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.5.

The Custodians.

The Custodian or its successors, which shall be accredited financial intermediaries acting through a specified office located in The Republic of France, in acting hereunder shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it.  The Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective.  If upon the effectiveness of such resignation there would be no Custodian acting hereunder, the Depositary shall, promptly after receiving such notice, after consultation with the Company, appoint a substitute custodian or custodians, each of which shall be an accredited financial intermediary acting through a specified office located in The Republic of France, each of which shall thereafter be a Custodian hereunder.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may, after consultation with the Company to the extent practicable, appoint a substitute or additional custodian, which shall be an accredited intermediary acting through a specified office located in The Republic of France, which shall thereafter be one of the Custodians hereunder.  Upon demand of the Depositary, the Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian or such substitute or additional custodian or custodians.  Each such substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.

Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of the Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of the Custodian or as required by the laws of The Republic of France, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

SECTION 5.6.

Notices and Reports.

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Company agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.

The Company shall furnish to the Depositary English-language versions of the Company’s annual reports (including a review of operations and annual audited consolidated financial statements prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP")), semi-annual interim reports in English (including unaudited consolidated financial information prepared in accordance with U.S. GAAP) and summaries in English or English versions of notices of shareholders' meetings and other reports and communications that are made generally available by the Company to holders of Shares.  The Depositary will, at the Company's expense, arrange for the prompt mailing of copies of such notices, reports, summaries and other communications so furnished to the Depositary to all Owners and/or make such notice, reports and other communications available on such other basis as the Company may advise the Depositary may be required by any applicable law, regulation or stock exchange requirement.  The Company will timely provide the Depositary with the quantity of such notices, reports, summaries and other communications, translated into English, as may be requested by the Depositary from time to time in order for the Depositary to effect such mailings.

SECTION 5.7.

Distribution of Additional Shares, Rights, etc.

The Company agrees that in the event of any issuance or distribution by the Company of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares, or (4) rights to subscribe for such securities (each a "Distribution"), the Company will take all steps reasonably necessary to ensure that no violation by the Company or the Depositary of the Securities Act will result from such Distribution.

The Company agrees with the Depositary that neither the Company nor any person or other entity controlled by, controlling or under common control with the Company will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Company or any such affiliate, unless a Registration Statement is in effect as to such Shares under the Securities Act or the Company furnishes to the Depositary a written opinion from U.S. counsel for the Company, which counsel shall be reasonably satisfactory to the Depositary, stating that American Depositary Shares representing such Shares may be publicly offered and sold in the United States without further registration of such Shares under the Securities Act.  The Company will advise each person who, to the best knowledge of the Company controls, or is under common control with, the Company that such person is subject to the same restrictions on the deposit of Shares as the Company and persons controlled by the Company.  Nothing in this Section 5.7 or elsewhere in this Deposit Agreement shall create any obligation on the part of the Company or the Depositary to file a registration statement in respect of any such securities or rights.

SECTION 5.8.

Indemnification.

The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and the Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) that may arise (a) out of any registration with the Commission of Receipts, American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or (b) out of acts performed or omitted pursuant to the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, by either (i) the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of any of them and except to the extent that such liability or expense arises out of information relating to the Depositary or the Custodian, as applicable, furnished in writing to the Company by the Depositary or the Custodian, as applicable, expressly for use in any registration statement, proxy statement, prospectus (or placement memorandum) or preliminary prospectus (or preliminary placement memorandum) relating to the Receipts, the American Depositary Shares or the Shares, or omissions from such information, or (ii) the Company or any of its directors, employees, agents and affiliates.

The indemnities contained in the preceding paragraph shall not extend to any liability or expense that may arise out of any Pre-Release (as defined in Section 2.9) but only to the extent that any such liability or expense arises in connection with (a) any United States Federal, state or local income tax laws, or (b) the failure of the Depositary to deliver Deposited Securities when required under the terms of Section 2.5.  However, the indemnities provided in the preceding paragraph shall apply to any such liability or expense that may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary placement memorandum) relating to the offer or sale of American Depositary Shares, except to the extent any such liability or expense arises out of (i) information relating to the Depositary or any Custodian, as applicable, furnished in writing expressly for use in any of the foregoing documents and not materially changed or altered by the Company, or, (ii) if such information is provided, the failure to state a material fact necessary to make the information provided not misleading.

The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates and hold them harmless from any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) that may arise out of acts performed or omitted by the Depositary or the Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

The obligations set forth in this Section 5.8 shall survive the termination of this Deposit Agreement and the succession or substitution of any person seeking indemnification hereunder (an “Indemnified Person”).

Any Indemnified Person shall notify the person from whom it is seeking indemnification (the "Indemnifying Person") of the commencement of any indemnifiable action or claim promptly after such Indemnified Person becomes aware of such commencement (but the failure of the Indemnified Person to so notify the Indemnifying Person shall not impair the Indemnified Person's right to receive indemnification from the Indemnifying Person unless such failure adversely affects the defense of such action or claim, in which case indemnification shall be adjusted accordingly), and, provided that a conflict of interest does not exist between the Indemnified Person and the Indemnifying Person, the Indemnified Person shall consult in good faith with the Indemnifying Person as to the conduct of the defense of such action or claim, which defense shall be reasonable under the circumstances.  No Indemnified Person shall compromise or settle any such action or claim without the consent in writing of the Indemnifying Person, which consent shall not be unreasonably withheld.

SECTION 5.9.

Charges of Depositary.

The Company agrees to pay the fees and reasonable expenses of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present detailed statements for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing Shares or withdrawing Deposited Securities or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.3), or by Owners, as applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company or Foreign Registrar and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.3, 4.3 or 4.4 and the surrender of Receipts pursuant to Section 2.5 or 6.2, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, including, but not limited to Sections 4.1 through 4.4 hereof, (7) a fee for the distribution of securities pursuant to Section 4.2, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause (7) treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners, and (8) any other charges that may become payable after the date of this Deposit Agreement by the Depositary, any of the Depositary's agents, including the Custodian, or the agents of the Depositary's agents in connection with the servicing of Shares or other Deposited Securities as a result of a change in the rules and regulations applicable to the Shares or registration, book-entry system or settlement procedures concerning the Shares (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.6 and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducing such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to the Company's statuts and Section 2.9, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

This Section 5.9 shall survive termination of this Deposit Agreement.

SECTION 5.10.

Retention of Depositary Documents.

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Company requests that such papers be retained for a longer period or turned over to the Company or to a successor depositary.

SECTION 5.11.

Exclusivity.

Subject to the provisions of Section 5.04, the Company agrees not to appoint any other depositary for issuance of American depositary receipts so long as The Bank of New York is acting as Depositary hereunder.

SECTION 5.12.

List of Restricted Securities Owners.

From time to time, the Company shall provide to the Depositary a list setting forth, to the actual knowledge of the Company, those persons or entities who beneficially own Restricted Securities, and the Company shall update that list on a regular basis.  The Company agrees to advise in writing each of the persons or entities so listed that such Restricted Securities, so long as they remain such, are ineligible for deposit hereunder.  The Depositary may rely on such a list or update of such list and shall not be liable for any action or omission made in reliance thereon.

ARTICLE 6.

AMENDMENT AND TERMINATION.

SECTION 6.1.

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of the Owners in any respect that they may deem necessary or desirable.  Any amendment that shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or that shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of 30 days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities corresponding thereto, except in order to comply with mandatory provisions of applicable law.

SECTION 6.2.

Termination.

The Depositary shall at any time at the direction of the Company terminate this Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate this Deposit Agreement by mailing notice of such termination to the Company and the Owners of all Receipts then outstanding, such termination to be effective on a date specified in such notice not less than 30 days after the date thereof, if at any time 60 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.4.  On and after the date of termination, the Owner of a Receipt, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.5, and (c) payment of any applicable taxes or governmental charges, will be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts that have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges) and except as provided in Section 5.8.  Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.8 and 5.9.

ARTICLE 7.

MISCELLANEOUS.

SECTION 7.1.

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodians and shall be open to inspection by any Owner or Beneficial Owner of a Receipt during business hours at the Corporate Trust Office of the Depositary and the office of the Custodian.

SECTION 7.2.

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.3.

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.4.

Owners and Beneficial Owners as Parties; Binding Effect.

The Owners and Beneficial Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof or any interest therein.

SECTION 7.5.

Notices.

Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to Genesys S.A., L’Acropole 954-980 Avenue Jean Mermoz, 34000, Montpellier, France, Attention:  Group Legal Counsel, or any other place to which the Company may have transferred its principal office with notice to the Depositary.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention:  American Depositary Receipt Administration, or any other place to which the Depositary may have transferred its Corporate Trust Office with notice to the Company.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box; provided, however, that delivery of a notice to the Company or the Depositary shall be deemed to be effective when actually received by the Company or the Depositary, as the case may be.  The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.6.

Submission to Jurisdiction; Appointment of Agent for Service of Process.

The Company hereby (i) irrevocably designates and appoints CT Corporation System, 111 Eighth Avenue, New  York, New  York 10011, as the Company's authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Deposit Agreement, (ii) consents and submits to the jurisdiction of any state or federal court in the State of New York in which any such suit or proceeding may be instituted, and (iii) agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon  the Company in any such suit or proceeding.  The Company agrees to deliver, upon the execution and delivery of this Deposit Agreement, a written acceptance by such agent of its appointment as such agent.  The Company further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect for so long as any American Depositary Shares or Receipts remain outstanding or this Agreement remains in force.  In the event the Company fails to continue such designation and appointment in full force and effect, the Company hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) business days after the same shall have been so mailed.

SECTION 7.7.

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York, except with respect to the authorization and execution of this Deposit Agreement by the Company, which shall be governed by the laws of The Republic of France.

IN WITNESS WHEREOF, GENESYS S.A. and THE BANK OF NEW YORK have duly executed this agreement as of the day and year first set forth above and all Owners and Beneficial Owners shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof or any interest therein.

GENESYS S.A.

By: _______________________

      Name:

      Title:

THE BANK OF NEW YORK,

    as Depositary

By: _______________________

      Name:

      Title:

Upon effectiveness of the termination of the Company's reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall make available certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Exchange Act at the Company's internet web site or through an electronic information delivery system.

Effective June 29, 2006, One ADR equals

One Ordinary Share

Exhibit A to Deposit Agreement

________________________________

AMERICAN DEPOSITARY SHARES

(Each American Depositary Share

  represents one-half of one deposited

  Share)

THE BANK OF NEW YORK

AMERICAN DEPOSITARY RECEIPT

FOR ORDINARY SHARES OF THE

NOMINAL VALUE OF € 1 EACH OF

GENESYS S.A.

(INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF FRANCE)

The Bank of New York as depositary (hereinafter called the Depositary), hereby certifies that __________________________________________________, or registered assigns, IS THE OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited ordinary shares, nominal value € 1 each (herein called Shares), of GENESYS S.A., a société anonyme organized under the laws of The Republic of France with its registered office at L’Acropole, 954-980 Avenue Jean Mermoz, 34000 Montpellier, France (herein called the Company).  At the date hereof, each American Depositary Share represents one-half of one Share deposited or subject to deposit under the Deposit Agreement at the designated offices of Société Generale, 32, Rue Du Champ de Tir, Nantes, France (the Custodian).  The Depositary's Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY'S CORPORATE TRUST OFFICE ADDRESS IS

101 BARCLAY STREET, NEW YORK, N.Y.  10286

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called Receipts), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, dated as of February 12, 2001, as amended and restated as of March 11, 2005 (as the same may be further amended from time to time, the "Deposit Agreement"), by and among the Company, the Depositary, and all Owners and Beneficial Owners from time to time of Receipts issued thereunder, each of whom by accepting a Receipt or any interest therein agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights of Owners and Beneficial Owners of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called Deposited Securities).  Copies of the Deposit Agreement are on file at the Depositary's Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made. Capitalized terms not defined herein shall have the meanings set forth in the Deposit Agreement.

2.

SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

Upon surrender at the Corporate Trust Office of the Depositary of this Receipt for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by this Receipt, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Company's statuts and the Deposited Securities, the Owner hereof is entitled to the transfer, to an account in the name of such Owner or such name as shall be designated by such Owner maintained by the Company or its agent for registration and transfer of Shares in the case of Shares in registered form, or maintained by an accredited financial institution in the case of Shares in bearer form, of the amount of whole Deposited Securities at the time represented by the American Depositary Shares for which this Receipt is issued.  Such delivery will be made at the option of the Owner hereof, either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof.

The Depositary shall not accept the surrender of American Depositary Shares for the purpose of withdrawal of any fraction of a Deposited Security.  If a Receipt surrendered for the purpose of withdrawal evidences American Depositary Shares representing any fraction of a Deposited Security, the Depositary shall effect delivery, as provided in the Deposit Agreement, of the whole number of Deposited Securities represented thereby and shall use its reasonable efforts to sell the aggregate of fractional Deposited Securities resulting from surrenders of American Depositary Shares and shall distribute the proceeds of those sales, net of the fees of the Depositary, the expenses of the sales and any taxes or governmental charges, to the persons who surrendered American Depositary Shares representing those fractions of Deposited Securities in the manner and subject to the conditions set forth in Section 4.1 of the Deposit Agreement.

3.

REGISTRATION OF TRANSFERS OF RECEIPTS, SPLIT-UP AND COMBINATIONS OF RECEIPTS.

The transfer of this Receipt is registrable on the books of the Depositary at its Corporate Trust Office by the Owner hereof in person or by a duly authorized attorney, subject to the terms and conditions of the Deposit Agreement, upon any surrender of this Receipt, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America.  This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.  As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt or withdrawal of any Deposited Securities, the Depositary, the Custodian, or Registrar may require payment from the depositor of Shares or the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as provided in this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt, including, without limitation, this paragraph 3.

The delivery of Receipts against deposits of Shares generally or against deposits of particular Shares may be suspended, the registration of transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary, the Company or any Registrar are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement, the statuts of the Company or this Receipt, or for any other reason, subject to the provisions of the following sentence.  Notwithstanding anything to the contrary in the Deposit Agreement or this Receipt, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended except as permitted in General Instruction I(A)1 to Form F-6 (as the same may be amended from time to time) under the Securities Act, which currently permits suspension only in connection with (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the appointed agent for the Company for the registration of transfer of such Shares or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities. Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares that would be required to be registered under the provisions of the Securities Act for the public offer and sale thereof in the United States unless a registration statement is in effect as to such Shares for such offer and sale.

The Depositary will comply with the reasonable written instructions from the Company requesting that the Depositary not accept for deposit under the Deposit Agreement any Shares or rights reasonably identified in such instructions in order to facilitate the Company's compliance with U.S. and State securities laws or the laws of The Republic of France.

4.

LIABILITY OF OWNER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented hereby, such tax or other governmental charge shall be payable by the Owner hereof to the Depositary.  The Depositary may refuse to effect any transfer of this Receipt or any withdrawal of Deposited Securities represented by American Depositary Shares evidenced hereby until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner hereof any part or all of the Deposited Securities represented by American Depositary Shares evidenced hereby, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner hereof shall remain liable for any deficiency.

5.

WARRANTIES OF DEPOSITORS.

Every person depositing Shares hereunder shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, nonassessable, and free of any pre-emptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that such Shares are not, and American Depositary Shares representing such Shares would not be, Restricted Securities.  Such representations and warranties shall survive the deposit of Shares and delivery of Receipts.

6.

FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

Any person presenting Shares for deposit or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, payment of applicable French or other taxes or governmental charges or legal or beneficial ownership or such information relating to the registration of the Shares on the books of the Company or the Foreign Registrar, if applicable, and to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper or the Company may reasonably require upon written request to the Depositary.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties are made pertaining to such Receipt.  No Shares shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by the governmental body in The Republic of France, if any, that is then performing the function of the regulation of currency exchange or that has jurisdiction over foreign investment.

7.

CHARGES OF DEPOSITARY.

The Company agrees to pay the fees and reasonable expenses of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present detailed statements for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing Shares or withdrawing Deposited Securities or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.3 of the Deposit Agreement), as applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company or Foreign Registrar and applicable under the Deposit Agreement to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Section 2.3, 4.3 or 4.4 of the Deposit Agreement and the surrender of Receipts pursuant to Section 2.5 or 6.2 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, including, but not limited to Sections 4.1 through 4.4 of the Deposit Agreement, (7) a fee for the distribution of securities pursuant to Section 4.2 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause (7) treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners and (8) any other charges that may become payable after the date of the Deposit Agreement by the Depositary, any of the Depositary's agents, including the Custodian, or the agents of the Depositary's agents in connection with the servicing of Shares or other Deposited Securities as a result of a change in the rules and regulations applicable to the Shares or registration, book-entry system or settlement procedures concerning the Shares (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.6 of the Deposit Agreement and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducing such charge from one or more cash dividends or other cash distributions).

8.

PRE-RELEASE OF RECEIPTS.

Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.3 of the Deposit Agreement, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.2 of the Deposit Agreement (a "Pre-Release").  The Depositary may, pursuant to Section 2.5 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts that have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to be delivered (the "Pre-Releasee"), that the Pre-Releasee , or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash, U.S. government securities, or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on no more than five (5) business days' notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of shares not deposited but represented by the American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set Dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of such Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including such Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities thereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

9.

TITLE TO RECEIPTS.

It is a condition of this Receipt and every successive Owner and Beneficial Owner of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of the State of New York; provided, however, that the Depositary and the Company, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement or for all other purposes and neither the Depositary nor the Company shall have any obligation or be subject to any liability under this Deposit Agreement to any holder of a Receipt unless such holder is the Owner thereof.

10.

VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual signature of a duly authorized officer of the Registrar.

11.

REPORTS; INSPECTION OF TRANSFER BOOKS.

~~The Company currently is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and, accordingly, files certain reports with the Securities and Exchange Commission (hereinafter called the "Commission").  Such reports will be available for inspection and copying by Owners and Beneficial Owners at the public reference facilities maintained by the Commission currently located at 450 Fifth Street, N.W., Washington, D.C. 20549.~~

The Depositary will make available for inspection by Owners of Receipts at its Corporate Trust Office any reports, notices and other communications, including any proxy soliciting material, received from the Company that  are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary will also send to Owners of Receipts copies of such reports, notices and other communications when furnished by the Company pursuant to the Deposit Agreement. Any such reports, notices and other communications, including any such proxy solicitation material furnished to the Depositary by the Company, will be furnished in English to the extent that such materials are required to be translated into English pursuant to any regulations of the Commission.

The Depositary shall keep books for the registration of Receipts and transfers of Receipts, which at all reasonable times shall be open for inspection by the Owners of Receipts and the Company provided that such inspection shall not be for the purpose of communicating with Owners of Receipts in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

12.

DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary or the Custodian receives any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, as promptly as practicable after its receipt of such dividend or distribution, subject to the terms of the Deposit Agreement, convert such dividend or distribution into Dollars and distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.9 of the Deposit Agreement) to the Owners of Receipts entitled thereto as of the record date pursuant to Section 4.6 of the Deposit Agreement, in proportion to the number of American Depositary Shares held by them respectively; provided, however, that in the event that the Company (or an agent of the Company) the Custodian or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owners of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of Sections 4.11 and 5.9 of the Deposit Agreement, whenever the Depositary or the Custodian receives any distribution other than a distribution described in Section 4.1, 4.3 or 4.4 of the Deposit Agreement, the Depositary shall, as promptly as practicable, cause the securities or property received by the Depositary or the Custodian to be distributed to the Owners of Receipts entitled thereto, as of the record date pursuant to Section 4.6 of the Deposit Agreement in proportion to the number of American Depositary Shares held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners of Receipts entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act in order to be distributed to Owners or Beneficial Owners) the Depositary deems such distribution not to be feasible, the Depositary may, after consultation with the Company, adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees of the Depositary as provided in Article 7 hereof and Section 5.9 of the Deposit Agreement and any expenses in connection with such sale) shall be distributed by the Depositary to the Owners of Receipts entitled thereto as in the case of a distribution received in cash pursuant to Section 4.1 of the Deposit Agreement.  The Depositary may withhold any distribution of securities under Section 4.2 of the Deposit Agreement if it has not received reasonably satisfactory assurances from the Company that such distribution does not require registration under the Securities Act.

Subject to applicable United States and French law, and to the other terms of the Deposit Agreement, if the holders of Shares are granted the option to receive dividends on such Shares in the form of cash or additional Shares, the Depositary, upon consultation with and approval of the Company, may, and at the request of the Company shall, as promptly as practicable, make such option available to any Owner to whom it determines the granting of such option to be lawful and feasible.  If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and at the request of the Company shall, distribute as promptly as practicable to the Owners of outstanding Receipts entitled thereto as of the record date fixed pursuant to Section 4.6 of the Deposit Agreement, in proportion to the number of American Depositary Shares held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees of the Depositary as provided in Article 7 hereof and Section 5.9 of the Deposit Agreement.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares corresponding to the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions set forth in Section 4.1 of the Deposit Agreement.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent its proportional share of the additional Shares distributed upon the Deposited Securities represented thereby.  The Depositary may withhold any distribution of Receipts under Section 4.3 of the Deposit Agreement if it has not received reasonably satisfactory assurances from the Company that such distribution does not require registration under the Securities Act.

In the event that the Depositary determines that any distribution in property other than cash(including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge that the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners of Receipts entitled thereto.

The Depositary agrees to use reasonable efforts to follow the procedures established, or that may be established, by the French Treasury to enable eligible United States Owners and Beneficial Owners of Receipts to qualify for a reduced withholding tax rate of 15%, if available at the time dividends are paid, or any other reduced withholding tax rate then available, to recover any excess French withholding taxes initially withheld or deducted with respect to dividends and other distributions to such Owners and Beneficial Owners, and to receive any payment in respect of the avoir fiscal for which such Owners and Beneficial Owners may be eligible from the French Treasury.

Upon request of any Owner, the Depositary will provide to that Owner a copy of the forms promulgated from time to time by the French tax authorities for the purposes set forth in the preceding paragraph, together with any related instructions.  The Depositary shall arrange for the filing as promptly as practicable with the French tax authorities of all such forms completed and returned in sufficient time so that such forms may be filed by December 31 of the year following the calendar year in which the related dividend is paid.  Upon the receipt by the Depositary or the Custodian of any resulting remittance, the Depositary shall distribute to the Owner entitled thereto, as soon as practicable, the proceeds thereof in Dollars, in accordance with Sections 4.1 and 4.5 of the Deposit Agreement.

13.

CONVERSION OF FOREIGN CURRENCY.

Whenever the Depositary shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted as promptly as practicable, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed as promptly as practicable to the Owners entitled thereto or, if the Depositary shall have distributed any rights, warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such rights, warrants and/or instruments upon surrender thereof for cancellation.  Such distribution or conversion may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9 of the Deposit Agreement.

If such conversion or distribution with regard to one or more Owners can be effected only with the approval or license of any government or agency thereof, the Depositary shall file, as promptly as practicable, such application for approval or license, if any; provided, however, that the Depositary or the Custodian shall be entitled to rely upon French local counsel in such matters, which counsel shall be instructed to act as promptly as possible; provided, further, that the Company shall not be obligated to make any such filing.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof that is required for such conversion is denied or in the reasonable opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may either:

(i)

distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or

(ii)

make the conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and:

(A)

distribute the balance of the foreign currency received by the Depositary to, or

(B)

hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

14.

RIGHTS.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion, after consultation with the Company, as to the procedure to be followed in making such rights available to any Owners, including the distribution of warrants or other instruments therefor, or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or, for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary determines that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may, and at the request of the Company shall, distribute, to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Company to the Depositary (as promptly as practicable after receipt of such notice) that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.2 of the Deposit Agreement, and shall, pursuant to Section 2.3 of the Deposit Agreement, execute and deliver Receipts to such Owner; provided, however, that in the case of a distribution pursuant to the preceding paragraph, such deposit shall be made, and depositary shares shall be delivered, under depositary arrangements that provide for issuance of depositary receipts subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under applicable United States laws.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may, and at the request of the Company shall, use its reasonable efforts to sell the rights in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully and feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.9 of the Deposit Agreement, any expenses in connection with such sale and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or otherwise.  Such proceeds shall be distributed as in the case of a distribution in cash pursuant to Section 4.1 of the Deposit Agreement.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from or not subject to registration under the Securities Act with respect to a distribution to Owners or are registered under the provisions of such Act.  If an Owner of Receipts requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from or not subject to such registration requirements, it being understood that the Company shall have no obligation to furnish any such opinion.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

15.

RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary gives effect to a change in the number of Shares that correspond to each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities other than Shares, or whenever for any administrative purpose the Depositary deems it necessary or convenient in respect of any matter to do so, the Depositary shall fix a record date (which shall, to the extent practicable, be the same as any corresponding record date fixed by the Company or, if different, shall be fixed after consultation with the Company) (a) for the determination of the Owners of Receipts who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof, (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) responsible for any charge assessed by the Depositary pursuant to the Deposit Agreement, (b) for fixing the date on or after which each American Depositary Share will represent the changed number of Shares or (c) to facilitate the administrative purpose for which the record date was set.  Subject to the provisions of Sections 4.1 through 4.5 of the Deposit Agreement and to the other terms and conditions of the Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively and to give voting instructions and to act in respect of any other such matter.

16.

VOTING OF DEPOSITED SECURITIES.

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, if requested in writing by the Company (but without prejudice to the right of Owners hereunder to receive information, copies of reports and notices made generally available by the Company to holders of its Shares of furnished by the Company to the Depositary for this purpose), the Depositary shall, as soon as practicable thereafter, mail to the Owners (a) a copy or summary in English of the notice of such meeting sent by the Company to the Depositary pursuant to Section 5.6 of the Deposit Agreement, (b) a statement that the Owners and holders of Receipts as of the close of business on a record date established by the Depositary pursuant to Section 4.6 of the Deposit Agreement will be entitled, subject to any applicable provisions of French law, the statuts of the Company and the Deposited Securities to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by such Owner's American Depositary Shares, (c) copies or summaries in English of any materials or other documents provided by the Company for the purpose of enabling such Owner to give such instructions, (d) a voting instruction card prepared by the Depositary and the Company and (e) a statement as to the manner in which voting instructions may be given to the Depositary, including an express indication that such instructions may be given, or deemed given in accordance with the the following paragraph, if no instruction is received or if the Depositary receives improperly completed voting instructions or a blank proxy, and setting forth the date established by the Depositary for the receipt of such instructions (the "Receipt Date").  Voting instructions may be given only in respect of a number of American Depositary Shares representing an integral number of Shares.

Upon receipt by the Depositary of properly completed voting instructions, on or before the Receipt Date, the Depositary shall either, in its discretion, vote such Deposited Securities in accordance with such instructions or forward such instructions to the Custodian, and the Custodian shall endeavor, insofar as practicable and permitted under any applicable provisions of French law, the statuts of the Company and the Deposited Securities, to vote or cause to be voted the Deposited Securities in accordance with any nondiscretionary instructions set forth in such request. The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities, other than in accordance with such instructions or deemed instructions. If the Depositary receives improperly completed voting instructions or receives a blank proxy or does not receive instructions from an Owner with respect to any of the Shares or other Deposited Securities on or before the Receipt Date, the Depositary will, insofar as permitted under any applicable provisions of French law, the statuts of the Company and the Deposited Securities, deem such Owner to have instructed the Depositary to give a proxy to a person designated by the Company to vote such Deposited Securities in favor of the resolutions presented or approved by the board of directors of the Company and against any other resolution not so presented or approved.  The Company shall designate a person to vote such Deposited Securities, as provided in the preceding sentence, in accordance with French law.

The Depositary will not charge any fees to the Owners in connection with the foregoing transactions to enable any Owner exercise its voting rights hereunder or under the Deposit Agreement.

Notwithstanding anything in the Deposit Agreement to the contrary, the Depositary and the Company may, upon notice to all Owners, modify, amend or adopt additional voting procedures from time to time as they determine may be necessary or appropriate to comply with French or United States law or the statuts of the Company.

17.

CHANGES AFFECTING DEPOSITED SECURITIES.

In circumstances where the provisions of Section 4.3 of the Deposit Agreement do not apply, upon any change in nominal value, change in par value, split-up, consolidation, or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Company or to which it is a party, any securities that shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth also represent the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may with the Company's approval, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

Immediately upon the occurrence of any change, conversion or exchange covered by Section 4.08 of the Deposit Agreement in respect of the Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and, if such change affects Owners' holdings of American Depositary Shares, as soon as practicable after receipt of such notice from the Company, the Depositary shall give notice thereof to all Owners.

18.

LIABILITY OF THE COMPANY AND DEPOSITARY.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act) shall incur any liability to any Owner or Beneficial Owner of any Receipt, if by reason of any provision of any present or future law or regulation of the United States, The Republic of France, or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the statuts of the Company, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Company or any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act) shall be prevented or forbidden from, or delayed in or be subject to any civil or criminal penalty on account of doing or performing any act or thing that by the terms of the Deposit Agreement it is provided shall be done or performed; nor shall the Depositary nor the Company nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act) incur any liability to any Owner or Beneficial Owner of any Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing that by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement or the statuts of the Company.  Where, by the terms of a distribution pursuant to Sections 4.1, 4.2, or 4.3 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of the Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Company nor the Depositary nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act) assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners or Beneficial Owners of Receipts, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary nor the Company nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act) shall be under any obligation to appear in, prosecute or defend any action, suit, or other proceeding in respect of any Deposited Securities or in respect of the Receipts on behalf of any Owner, Beneficial Owner or other person, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company nor any of their respective directors, employees, agents or controlling persons (as defined under the Securities Act) shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or Beneficial Owner of a Receipt, or any other person, in each case provided such person is believed by it in good faith to be competent to give such advice or information.  Each of the Depositary, the Company and their respective directors, employees, agents and controlling persons (as defined under the Securities Act) may rely and shall be protected in acting upon any written notice, request, direction or other document believed by such person in good faith to be genuine and to have been signed or presented by the proper party or parties.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or omission to act is in good faith.  No disclaimer of liability under the Securities Act is intended by any provision of the Deposit Agreement.

19.

RESIGNATION AND REMOVAL OF THE DEPOSITARY.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary by the Company and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Company by 120 days' prior written notice of such removal, to become effective upon the later of (i) the 120th day after delivery of the notice to the Depositary or (ii) appointment of a successor depositary and its acceptance of such appointment as  provided in the Deposit Agreement.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners of Receipts to do so, it may, after consultation with the Company to the extent practicable, appoint a substitute or additional custodian or custodians, each of which shall be an accredited financial intermediary acting through a specified office located in The Republic of France.

20.

AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of the Owners in any respect that they may deem necessary or desirable.  Any amendment that shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or that shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of 30 days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities corresponding thereto except in order to comply with mandatory provisions of applicable law.

21.

TERMINATION OF DEPOSIT AGREEMENT.

The Depositary shall at any time at the direction of the Company terminate the Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement by mailing notice of such termination to the Company and the Owners of all Receipts then outstanding such termination to be effective on a date specified in such notice not less than 30 days after the date thereof, if at any time 60 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in the Deposit Agreement.  On and after the date of termination, the Owner of a Receipt, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.5 of the Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, will be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts that have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges) and except as provided in Section 5.8 of the Deposit Agreement.  Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary under Sections 5.8 and 5.9 of the Deposit Agreement.

22.

DISCLOSURE OF INTEREST.

Notwithstanding any other provisions of the Deposit Agreement, each Owner and Beneficial Owner agrees to comply with the Company's statuts, as they may be amended from time to time, and the laws of The Republic of France, if applicable, with respect to the disclosure requirements regarding ownership of Shares, all as if American Depositary Shares were, for this purpose, the number of Shares represented thereby.

In order to facilitate compliance with those notification requirements, an Owner or Beneficial Owner of Receipts may deliver any notification to the Depositary with respect to a number of Shares represented by American Depositary Shares evidenced by such Receipts, and the Depositary shall, as soon as practicable, forward such notification to the Company and, if applicable Euronext Paris S.A., or any other authorities in The Republic of France that the Owner or Beneficial Owner is obligated to notify.

23.

SUBMISSION TO JURISDICTION.

In the Deposit Agreement, the Company has (i)   appointed CT Corporation System, 111 Eighth Avenue, New York, New York 10011, as the Company's authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Shares or Deposited Securities, the American Depositary Shares, the Receipts or the Deposit  Agreement, (ii) consented and submitted to the jurisdiction of any state or federal court in the State of New York in which any such suit or proceeding may be instituted, and (iii) agreed that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.